4600 S. Ulster Street

Suite 1225

Denver, CO 80237

(720)287-3093

Assure Effects Reverse Stock Split and
Files Form 8-A in Connection with
NASDAQ Listing Application

DENVER, September 7, 2021 (GLOBE NEWSWIRE) – Assure Holdings Corp. (the “Company” or “Assure”) (TSXV: IOM; OTCQB: ARHH), a provider of intraoperative neuromonitoring services (“IONM”), effected a reverse stock split (“Reverse Split”) of its shares of common stock at a ratio of 5 (old) for 1 (new) ratio at 5:30 p.m. (Eastern Time), and filed a Form 8-A with the Securities and Exchange Commission (“SEC”) to register its common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, for the purpose of qualifying to uplist on the NASDAQ Capital Market (“NASDAQ”).

Assure’s common stock will begin trading on the TSX Venture Exchange (TSXV) on a Reverse Split adjusted basis at the open of trading on September 8, 2021, meaning that each five (5) pre-split shares will represent one (1) post-split share and the share price is expected to increase mechanically in proportion to 5:1 Reverse Split ratio. Assure’s TSXV trading symbol, IOM, remains unchanged; however, the shares will trade under new CUSIP number (04625J204). Assure expects trading of Assure’s common stock on the OTCQB to follow the TSXV market and that its OTCQB trading symbol will be designated with a “D” for the Reverse Split (ARHHD) for 20 trading days.

The Reverse Split is an action intended to fulfill the stock price requirements for listing on NASDAQ.  Assure filed a Form 8-A with the SEC to register its class of common stock under Section 12(b) of the Exchange Act for the purpose of qualifying for listing on the NASDAQ. There can be no assurance that the Company will satisfy other applicable requirements for listing its common stock on NASDAQ or that the Company's application to uplist its common stock will be approved.

“Filing the Form 8-A and completing the reverse stock split to meet the NASDAQ share price requirements are important steps for uplisting to NASDAQ,” said John A. Farlinger, Assure’s executive chairman and CEO.  “Moving to a national exchange will have many benefits for our Company and represents important progress toward creating long-term shareholder value by attracting a broader, more diverse shareholder base.”

As a result of the 5:1 Reverse Split, the total number of shares of Common Stock authorized by the Company will be reduced from 900,000,000 shares of Common Stock, par $0.001, to 180,000,000 shares of Common Stock, par $0.001, and the number of shares of Common Stock held by each stockholder of the Company will consolidate automatically on a five (old) share for one (new) share basis.  No fractional shares will be issued in connection with the Reverse Split and all fractional shares will be rounded up to the next whole share, pursuant to NRS 78.205(2)(b).

As of September 7, 2021, the Company had 59,181,440 shares of Common Stock issued and outstanding, and after the Reverse Split, the Company has approximately 11,836,288 shares of Common Stock issued and outstanding.

4600 S. Ulster Street

Suite 1225

Denver, CO 80237

(720)287-3093

Immediately after the Reverse Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain virtually unchanged, except for minor changes and adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Split.

For more information regarding the Reverse Split, see the FAQ Reverse Stock Split Process dated September 3, 2021, available on the Company’s website at https://ir.assureneuromonitoring.com/stock-info/reverse-stock-split-faq.

About Assure Holdings

Assure Holdings Corp. is a Colorado-based company that works with neurosurgeons and orthopedic spine surgeons to provide a turnkey suite of services that support intraoperative neuromonitoring activities during invasive surgeries. Assure employs its own staff of technologists and uses its own state-of-the-art monitoring equipment, handles 100% of intraoperative neuromonitoring scheduling and setup, and bills for all technical services provided. Assure Neuromonitoring is recognized as providing the highest level of patient care in the industry and has earned The Joint Commission’s Gold Seal of Approval®. For more information, visit the Company’s website at www.assureneuromonitoring.com.

Forward-Looking Statements

This news release may contain “forward-looking statements” within the meaning of applicable securities laws, including, but not limited to: the Company’s execution of its key corporate objectives; the Company’s ability to satisfy the listing requirements of NASDAQ; the expectation that the Reverse Split will satisfy the minimum share price requirements of NASDAQ; the benefits of listing of Assure’s common stock on NASDAQ; the increased visibility and awareness created by a listing on a national exchange; the potential increase in liquidity; the potential enhancement in value of Assure’s common stock for future M&A transactions and other estimates and anticipated results. Forward-looking statements may generally be identified by the use of the words "anticipates," "expects," "plans," "should," "could," "may," "will," "believes," "estimates," "potential," or "continue" and variations or similar expressions. These statements are based upon the current expectations, beliefs and projections of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These risks and uncertainties include, but are not limited to: the risk that the TSX Venture Exchange may not approve the share consolidation on a timely basis, if at all; the uncertainty surrounding the spread of COVID-19, rising COVID-19 cases, restrictions on elective surgeries due to hospital capacity and staff shortages, government mandates due to COVID-19 and other adverse consequences arising out of the pandemic; the Company’s ability to successfully expand or implement its acquisition strategies; the Company’s ability to collect past due accounts receivable; the accuracy of the reservations made to receivables; the Company may not be able to maximize the Company’s in-network revenue and negotiate new in-network agreements; the Company’s expansion into telehealth may not result in the negotiation of new in-network agreements and strengthen the Company’s position to sell directly to hospitals; the Company may not be able to execute on this key corporate objectives; uncertainties related to market conditions and our ability to qualify for a listing on NASDAQ; the potential adverse impact of the share consolidation on the price of the Company’s common stock; the uncertainty surrounding the spread of

4600 S. Ulster Street

Suite 1225

Denver, CO 80237

(720)287-3093

COVID-19 and the impact of legislative changes, healthcare reform, economic activity in general could have on the Company’s operations and financial results of operations; transactions contemplated by the Company in connection with its capital markets transactions, expansion or growth opportunities; the Company may not maintain its employment and compensation framework within the parameters of the Coronavirus Aid, Relief, and Economic Security Act, which may result in all or a portion of it relief loans not being forgiven, and the risks and uncertainties discussed in our most recent annual and quarterly reports filed with the Canadian securities regulators and available on the Company’s profile on SEDAR at www.sedar.com and with the United States Securities and Exchange Commission and available at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements. Except as required by law, Assure does not intend, and undertakes no obligation, to update any forward-looking statements to reflect, in particular, new information or future events.

Neither the TSX Venture Exchange nor its Regulation Services Provider (as that term is defined in the policies of the TSX Venture Exchange) accepts responsibility for the adequacy or accuracy of this release.

Contact

Scott Kozak, Investor and Media Relations
Assure Holdings Corp.
1-720-287-3093
Scott.Kozak@assureiom.com